Exhibit 24.3

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 27, 1997(except Note 10, as to which the date is March 28, 1997), in the Post-Effective Amendment No. 13 on Form SB-2 to the Registration Statement (Form S-1 No. 33-47612) and related Prospectus of BCAM International, Inc.


                                        /s/ Ernst & Young LLP

Melville, New York
September 4, 1997